Commitments and Contingencies	6 Months Ended
Jun. 30, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Commitments and Contingencies

a.	Vessels Under Construction
As at June 30, 2016, the Company was committed to the construction of 10 LNG carriers, four long-haul towage vessels, three shuttle tankers, one FSO conversion and one FPSO upgrade for a total cost of approximately $3.0 billion, excluding capitalized interest and other miscellaneous construction costs. One LNG carrier delivered in July 2016. Three LNG carriers are scheduled for delivery in 2017, four LNG carriers are scheduled for delivery in 2018 and two LNG carriers are scheduled for delivery in 2019. Four long-haul towage vessels are scheduled for delivery during the remainder of 2016 to early-2017, the one FSO conversion is scheduled for completion in early-2017 and the one FPSO upgrade is scheduled for completion in early-2017. As at June 30, 2016, payments made towards these commitments totaled $852.1 million (excluding $10.9 million of capitalized interest and other miscellaneous construction costs). As at June 30, 2016, the remaining payments required to be made under these newbuilding and conversion capital commitments were $428.2 million (remainder of 2016), $932.2 million (2017), $597.4 million (2018), and $238.0 million (2019). During the second quarter of 2016, Teekay Offshore's subsidiary, Logitel Offshore, canceled the UMS construction contracts for the two remaining UMS newbuildings, the Stavanger Spirit and the Nantong Spirit (see note 10c).

b.	Joint Ventures

Teekay LNG’s share of commitments to fund newbuilding and other construction contract costs as at June 30, 2016 are as follows:

	Total	Remainder of 2016	2017	2018	2019	2020
	$	$	$	$	$	$
Equity accounted joint ventures (i)	1,509,394	153,174	325,496	548,923	278,801	203,000

(i)
The commitment amounts relating to Teekay LNG’s share of costs for newbuilding and other construction contracts in Teekay LNG’s equity accounted joint ventures are based on Teekay LNG’s ownership percentage in each respective joint venture as of June 30, 2016. These commitments are described in more detail in Note 16 of the Company’s audited consolidated financial statements filed with its Annual Report on Form 20-F for the year-ended December 31, 2015. As of June 30, 2016, based on the Teekay LNG's ownership percentage in each respective joint venture, Teekay LNG's equity accounted joint ventures have secured $197 million of financing related to $187 million of LNG and LPG carrier newbuilding commitments included in the table above.

In October 2014, Teekay Offshore sold a 1995-built shuttle tanker, the Navion Norvegia, to a 50/50 joint venture of Teekay Offshore and Odebrecht Oil and Gas S.A. (or OOG). The vessel is committed to a new FPSO conversion for the Libra field located in the Santos Basin offshore Brazil. The conversion project will be completed at Sembcorp Marine’s Jurong Shipyard in Singapore and the FPSO unit is scheduled to commence operations in early-2017 under a 12-year fixed-rate contract with a consortium led by Petroleo Brasileiro SA (or Petrobras). The FPSO conversion is expected to cost approximately $1.0 billion. As at June 30, 2016, payments made by the joint venture towards these commitments totaled $390.2 million and the remaining payments required to be made by the joint venture are $415.5 million (remainder of 2016) and $198.9 million (2017). Teekay Offshore intends to finance its share of the conversion through existing long-term debt financing within the joint venture, and to a lesser extent, through existing liquidity. The joint venture secured a long-term debt facility in 2015 providing total borrowings of up to $804 million for the FPSO conversion.

c.	Legal Proceedings and Claims

The Company may, from time to time, be involved in legal proceedings and claims that arise in the ordinary course of business. The Company believes that any adverse outcome of existing claims, other than with respect to the items noted below, individually or in the aggregate, would not have a material effect on its financial position, results of operations or cash flows, when taking into account its insurance coverage and indemnifications from charterers.
Cancellation of two UMS newbuilding contracts
In August 2014, Teekay Offshore acquired 100% of the outstanding shares of Logitel, a Norway-based company focused on high-end UMS. As part of this transaction, Teekay Offshore assumed three UMS newbuilding contracts ordered from COSCO in China. Teekay Offshore took delivery of one of the UMS newbuildings, the Arendal Spirit, in February 2015.
In February 2016, a special committee of the Board of Directors of Sevan Marine ASA (or Special Committee), responding to allegations made by certain minority shareholders of Sevan Marine ASA (or Sevan), advised Teekay Offshore that they had initiated a review of the legality of the agreements between Sevan and CeFront Technology AS (or CeFront) relating to the transfer to Logitel Offshore Pte. Ltd. or its wholly-owned subsidiaries (collectively Logitel Offshore) in 2013 of two hulls to be converted into UMS, including the $60 million bond loan (of which $41 million was a vendor credit and $19 million was a cash loan) granted by a Sevan affiliate to Logitel (or the 2013 Transaction). The Special Committee also reviewed the legality of the agreements between Sevan and Teekay Offshore entered into in connection with the 2014 transaction whereby Teekay Offshore acquired Logitel from CeFront (or the 2014 Transaction). The Special Committee advised Teekay Offshore that it had obtained legal advice indicating that Sevan had failed to obtain necessary shareholder approvals in connection with both the 2013 Transaction and the 2014 Transaction. The Special Committee also advised Teekay Offshore of its view that the $60 million bond loan to Logitel represents lending to a related party of a Sevan shareholder, which is in breach of Norwegian corporate law. The Special Committee has advised Teekay Offshore that the failure to obtain the necessary shareholder approvals would render certain of the agreements in the Logitel transaction either void or voidable, exposing Teekay Offshore to potential claims for restitution as mandated by Norwegian corporate law. On August 25, 2016, Sevan issued a press release relating to their second quarter earnings in which they advised the market that they will commence legal action against Logitel claiming more than $60 million relating to the bond loan and arbitration against both Logitel and Teekay Offshore claiming approximately $10 million relating to certain payments under an agreement entered into in connection with the 2014 Transaction.
During the second quarter of 2016, Teekay Offshore canceled the UMS construction contracts for the two remaining UMS newbuildings, the Stavanger Spirit and Nantong Spirit. As a result of this cancellation, Teekay Offshore wrote-off $43.7 million of the assets related to these newbuildings and reversed contingent liabilities of $14.5 million associated with the delivery of these assets during the three and six months ended June 30, 2016. The estimate of potential damages for the cancellation of the Stavanger Spirit newbuilding contract is based on the amount due for the final yard installment of approximately $170 million less the estimated fair value of the Stavanger Spirit. Given the unique design of the vessel as well as the lack of recent sale and purchase transactions for this type of asset, the value of this vessel, and thus ultimately the amount of potential damages that may result from a cancellation, is uncertain. The estimate of potential damages for the cancellation of the Nantong Spirit newbuilding contract is based upon estimates of a number of factors, which will ultimately be decided upon between the parties, including accumulated costs incurred by COSCO, sub-supplier contract cancellation costs, as well as how such costs are treated under the termination provisions in the contract. Teekay Offshore estimates that the amount of potential damages related to the cancellation of the Nantong Spirit contract could range between $10 million and $40 million.
As at June 30, 2016, Teekay Offshore has accrued $58 million in aggregate related to the above potential claims from Sevan and COSCO. Pursuant to the Stavanger Spirit newbuilding contract and related agreements, COSCO only has recourse to the single purpose subsidiary that is a party to the Stavanger Spirit newbuilding contract and its immediate parent company, Logitel Offshore Pte. Ltd., for damages incurred. Logitel Offshore Pte. Ltd. owns a 100% direct interest in a subsidiary that owns the Arendal Spirit UMS and the subsidiary that is a party the existing charter contract for the Arendal Spirit UMS. Pursuant to the Nantong Spirit newbuilding contract, COSCO only has recourse to the single purpose subsidiary that is a party to the Nantong Spirit newbuilding contract.

Piranema Spirit FPSO Contract

In March 2016, Petrobras claimed that Teekay Offshore’s November 2011 cessation of paying certain agency fees with respect to the Piranema Spirit FPSO unit’s employment should have resulted in a corresponding 2% rate reduction on the FPSO contract with Petrobras. Teekay Offshore has estimated the maximum amount of the claim at $7.5 million, consisting of $5.0 million from a return of 2% of the charter hire previously paid by Petrobras to Teekay Offshore for the period from November 2011 up to June 30, 2016, which is the amount accrued by Teekay Offshore at June 30, 2016, which has been recorded as a reduction to revenue, and $2.5 million from a 2% reduction of future charter hire to the end of the term of the FPSO contract with Petrobras.

STX Offshore & Shipbuilding Co.

In April 2013, four special purpose subsidiary companies of Teekay Tankers entered into agreements with STX Offshore & Shipbuilding Co., Ltd (or STX) of South Korea to construct four, fuel-efficient 113,000 dead-weight tonne Long Range 2 (or LR2) product tanker newbuildings. At the same time, Teekay Tankers entered into an Option Agreement with STX allowing Teekay Tankers to order up to 12 additional vessels. The payment of Teekay Tankers’ first shipyard installment was contingent on Teekay Tankers receiving acceptable refund guarantees for the shipyard installment payments. At around the same time, however, STX commenced a voluntary financial restructuring with its lenders, and as a result, STX’s ability to obtain the necessary refund guarantees in respect of the four firm shipbuilding contracts was severely affected. In October and November 2013, Teekay Tankers exercised its rights under the Option Agreement to order eight additional newbuildings. The further required shipbuilding contracts were not entered into by STX within the timeframe specified in the Option Agreement. By December 2013, Teekay Tankers had determined that there was no prospect of the refund guarantees being provided under any of the firm shipbuilding contracts, and then by February 2014 that there was no prospect of the same in respect of the further contracts to be entered pursuant to the Option Agreement or of that agreement being otherwise performed by STX. In December 2013, therefore, the subsidiaries of Teekay Tankers gave STX notice that it was treating STX as having repudiated the four firm shipbuilding contracts. Then in February 2014, Teekay Tankers gave STX notice that it was treating STX as having repudiated the Option Agreement. Having asserted that this was the position, in February and March 2014, Teekay Tankers and its subsidiaries commenced legal proceedings against STX for damages. This involved arbitration proceedings in London in respect of the four firm shipbuilding contracts and English High Court proceedings in respect of the Option Agreement. In November 2014, Teekay Tankers, on behalf of the subsidiaries, placed $0.6 million in an escrow account as cash security in respect of STX’s legal costs relating to the arbitration proceedings. These funds were classified as cash and cash equivalents in Teekay Tankers’ consolidated balance sheets as of December 31, 2015.

On February 15, 2016, Teekay Tankers’ subsidiaries had successfully obtained an English Court Order requiring STX to pay a total of $32.4 million in respect of the four firm shipbuilding contracts. As a result, Teekay Tankers’ subsidiaries have exercised their rights under English law to seek the assistance of the English court in the enforcement of the arbitration awards. Teekay Tankers and its subsidiaries are also pursuing other routes to enforce the awards against STX. Additionally, the $0.6 million cash deposit was refunded to Teekay Tankers in March 2016.

The trial in the English High Court in respect of the Option Agreement commenced on April 11, 2016. STX has filed for bankruptcy protection and as of June 30, 2016 all Korean enforcement actions are stayed. STX has also instructed its London lawyers to have that protection recognized in England and Wales. While Teekay Tankers is awaiting the decision of the High Court on the Option Agreements, Teekay Tankers will not be in a position to take any further action on enforcement and recognition in the UK or Korea while the bankruptcy protection remains in place. No amounts have been recorded as receivable in respect of these awards due to uncertainty of their collection.

Class Action Complaint

Following the Company’s announcement in December 2015 that its Board of Directors had approved a plan to reduce the Company’s quarterly dividend from $0.55 per share to $0.055 per share, commencing with the fourth quarter of 2015 dividend payable in February 2016 and the subsequent decline of the price of the Company’s common stock, a class action complaint was filed on March 1, 2016 in the U.S. District Court for the District of Connecticut against the Company and certain of its officers. The complaint includes claims that the Company and certain of its officers violated Section 10(b) of the Securities Exchange Act 1934 and Rule 10b-5 promulgated thereunder. In general, the complaint alleges the Company and certain of its officers violated federal securities laws by making materially false and misleading statements regarding the Company’s ability and intention to maintain a quarterly dividend of at least $0.55 per share, thereby artificially inflating the price of its common stock. The plaintiffs are seeking unspecified monetary damages, including reasonable costs and expenses incurred in this action. The Company plans to vigorously defend against the claims. Based on the early stage of this action and evaluation of the facts available at this time, the amount or range of reasonably possible losses to which the Company is exposed cannot be estimated and the ultimate resolution of this matter and the associated financial impact to the Company, if any, remains uncertain at this time. The Company maintains a Directors and Officers insurance policy that provides a fixed amount of coverage for such claims, subject to coverage defenses, and a deductible to be paid by the Company.

Teekay Nakilat Capital Lease

Teekay LNG owns a 70% interest in Teekay Nakilat Corporation (or Teekay Nakilat Joint Venture) that was the lessee under three separate 30-year capital lease arrangements with a third party for the three LNG carriers (or the RasGas II LNG Carriers). Under the terms of the leasing arrangements in respect of the RasGas II LNG Carriers, the lessor claimed tax depreciation on the capital expenditures it incurred to acquire these vessels. As is typical in these leasing arrangements, tax and change of law risks were assumed by the lessee, in this case the Teekay Nakilat Joint Venture. Lease payments under the lease arrangements were based on certain tax and financial assumptions at the commencement of the leases and subsequently adjusted to maintain its agreed after-tax margin. On December 22, 2014, the Teekay Nakilat Joint Venture terminated the leasing of the RasGas II LNG Carriers. However, the Teekay Nakilat Joint Venture remains obligated to the lessor to maintain the lessor’s agreed after-tax margin from the commencement of the lease to the lease termination date and placed $6.8 million on deposit to the lessor as security against any future claims and recorded as part of restricted cash - long-term in the Company's consolidated balance sheets.

The UK taxing authority (or HMRC) has been challenging the use of similar lease structures in the UK courts. One of those challenges was eventually decided in favor of HMRC (Lloyds Bank Equipment Leasing No. 1), with the lessor and lessee choosing not to appeal further. That case concluded that capital allowances were not available to the lessor.  On the basis of this conclusion, HMRC is now asking lessees on other leases, including the Teekay Nakilat Joint Venture, to accept that capital allowances are not available to their lessor. The Teekay Nakilat Joint Venture does not accept this contention and has informed HMRC of this position. It is uncertain at this time whether the Teekay Nakilat Joint Venture would eventually prevail in court. If the former lessor of the RasGas II LNG Carriers were to lose on a similar claim from HMRC, Teekay LNG’s 70% share of the potential exposure in the Teekay Nakilat Joint Venture is estimated to be approximately $60 million. Such estimate is primarily based on information received from the lessor.

d.	Redeemable Non-Controlling Interest
During 2010, an unrelated party contributed a shuttle tanker with a value of $35.0 million to a subsidiary of Teekay Offshore for a 33% equity interest in the subsidiary. The non-controlling interest owner of Teekay Offshore’s 67%-owned subsidiary holds a put option which, if exercised, would obligate Teekay Offshore to purchase the non-controlling interest owner’s 33% share in the entity for cash in accordance with a defined formula. This redeemable non-controlling interest is subject to remeasurement if the formulaic redemption amount exceeds the carrying value. No remeasurement was required as at June 30, 2016.
In July 2015, Teekay Offshore issued 10.4 million 8.60% Series C Cumulative Convertible Perpetual Preferred Units (or Series C Preferred Units) in a private placement for net proceeds of approximately $249.8 million. The terms of the Series C Units provided that at any time after the 18-month anniversary of the closing date, at the election of each holder, the Series C Preferred Units could be converted on a one-for-one basis into common units of Teekay Offshore. In addition, if after the three-year anniversary of the closing date, the volume weighted average price of the common units exceeds 150% of the issuance price, Teekay Offshore has the option to convert the Series C Preferred Units into common units. Distributions on the Series C Preferred Units are cumulative from the date of original issue and are payable quarterly in arrears, when, as and if declared by the board of directors of the general partner. The Series C Preferred Units may be redeemed in cash if a change of control occurs in Teekay Offshore.
In June 2016, Teekay Offshore and the unitholders of the Series C Preferred Units exchanged approximately 1.9 million of the Series C Preferred Units to approximately 8.3 million common units of Teekay Offshore. The number of common units issued consists of the approximately 1.9 million common units that would have been issuable under the original conversion terms of the Series C Preferred Units plus approximately an extra 6.4 million common units to induce the exchange (the Inducement Premium). The value of the extra 6.4 million common units on the date of conversion was approximately $37.7 million, of which $26.7 million has been charged to non-controlling interest and $11.0 million has been charged to retained earnings on the Company's consolidated balance sheet.
In June 2016, Teekay Offshore and the unitholders of the Series C Preferred Units also exchanged the remaining approximately 8.5 million Series C Preferred Units for approximately 8.5 million Series C-1 Preferred Units. The terms of the Series C-1 Preferred Units are equivalent to the terms of the Series C Preferred Units, with the exception that at any time after the 18-month anniversary of the original Series C Preferred Units closing date, at the election of each holder, each Series C-1 Preferred Unit is convertible into 1.474 common units of Teekay Offshore. In addition, if a unitholder of the Series C-1 Preferred Units elects to convert their Series C-1 Preferred Units into common units of Teekay Offshore, Teekay Offshore now has the option to redeem these Series C-1 Preferred Units for cash based on the closing market price of the common units of Teekay Offshore instead of common units. Furthermore, if after the three-year anniversary of the closing date, the volume weighted average price of the common units exceeds 150% of $16.25 per unit, Teekay Offshore has the option to convert the Series C-1 Preferred Units into common units. In addition, unlike the Series C Preferred Units, whereby quarterly distributions are to be paid in cash, under the terms of the Series C-1 Preferred Units, quarterly distributions on the Series C-1 Preferred Units for the eight consecutive quarters ending March 31, 2018 may be paid in Teekay Offshore's sole discretion, in cash, common units (at a discount of 2% to the 10-trading day volume weighted average price ending on the distribution declaration date) or a combination of cash and common units (at the same discount), and thereafter, the distributions shall be paid in cash. Consistent with the terms of the Series C Preferred Units, the Series C-1 Preferred Units may be redeemed in cash if a change of control occurs in Teekay Offshore. As a result, the Series C-1 Preferred Units are included on the Company’s consolidated balance sheet as part of temporary equity which is above the equity section but below the liabilities section. The exchange of the Series C Preferred Units for Series C-1 Preferred Units has been accounted for as an extinguishment of the Series C Preferred Units and the issuance of the Series C-1 Preferred Units. As a result, the excess of the carrying value of the Series C Preferred Units over the fair value of the Series C-1 Preferred Units was approximately $20.6 million, of which $14.6 million was accounted for as an increase to non-controlling interest and $6.0 million as an increase to retained earnings on the Company's consolidated balance sheet (the Exchange Contribution).
In June 2016, Teekay Offshore issued 4,000,000 10.50% Series D Preferred Units, of which 1,040,000 of the Series D Preferred Units were purchased by Teekay. Teekay Offshore will pay to holders of the Series D Preferred Units a cumulative, quarterly cash distribution in arrears at an annual rate of 10.5%. However, under the terms of the Series D Preferred Units, Teekay Offshore may elect, in its sole discretion, to pay the quarterly distributions for the first eight consecutive quarters following issuance with common units in cash, common units (at a discount of 4% to the 10-trading day volume weighted average price ending on the distribution declaration date) or a combination of cash and common units (at the same discount), and thereafter the distributions shall be paid in cash. The Series D Preferred Units have no mandatory redemption date, but they are redeemable at Teekay Offshore's option after the five-year anniversary of the Series D Preferred Units issuance date for a 10% premium to the liquidation value and for a 5% premium to the liquidation value any time after the six-year anniversary of the Series D Preferred Units issuance date. The Series D Preferred Units are exchangeable into common units of Teekay Offshore at the option of the holder at any time after five years, based on the 10-trading day volume weighted average price at the time of the notice of exchange. A change of control event involving the purchase of at least 90% of the common units would result in the Series D Preferred Units being redeemable for cash. As a result, the Series D Preferred Units, net of Teekay's units, are included on the Company’s consolidated balance sheet as part of temporary equity which is above the equity section but below the liabilities section.
In June 2016, in connection with completing its financing initiatives, Teekay Offshore agreed that, until Teekay Offshore repays amounts outstanding under its Norwegian Kroner bonds maturing 2018, Teekay Offshore will only pay distributions to holders of Series C-1 Preferred Units and Series D Preferred Units in common units, except that, at any time with respect to the Series C-1 Preferred Units, and at any time after June 29, 2018 with respect to the Series D Preferred Units, Teekay Offshore may pay distributions to holders of Series C-1 Preferred Units and Series D Preferred Units, respectively, in cash, upon condition that the amount of such cash distributions are matched or exceeded by the proceeds of additional equity raised by Teekay Offshore in advance of, or within six months following, payment of the cash distributions.

e.	Other
The Company enters into indemnification agreements with certain officers and directors. In addition, the Company enters into other indemnification agreements in the ordinary course of business. The maximum potential amount of future payments required under these indemnification agreements is unlimited. However, the Company maintains what it believes is appropriate liability insurance that reduces its exposure and enables the Company to recover future amounts paid up to the maximum amount of the insurance coverage, less any deductible amounts pursuant to the terms of the respective policies, the amounts of which are not considered material.